Annual Fund Operating Expenses - Class D Shares - Janus Henderson International Managed Volatility Fund - Class D	Oct. 28, 2020
Operating Expenses:
Management Fees	0.55%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.12%	[1]
Fee Waiver	0.17%	[1]
Total Annual Fund Operating Expenses After Fee Waiver	0.95%	[1]

[1]	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund's total annual fund operating expenses (excluding administrative services fees (including out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.80% for at least a one-year period commencing on October 28, 2020. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.